EXHIBIT 24

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, Registration Statements including related prospectuses (all effectively referred to as the "Registration Statements") on Forms S-3 and S_8 for the registration of U S WEST Communications Group Common Stock and U S WEST Multimedia Group Common Stock, on terms generally described at this meeting; and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, BARBARA M. JAPHA, STEPHEN E. BRILZ, and CHARLES J. BURDICK, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statements, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21st day of September, 1995.


/s/ JAMES T. ANDERSON
_____________________________________
James T. Anderson
Acting Executive Vice President and
Chief Financial Officer

EXHIBIT 24

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, Registration Statements including related prospectuses (all effectively referred to as the "Registration Statements") on Forms S-3 and S_8 for the registration of U S WEST Communications Group Common Stock and U S WEST Multimedia Group Common Stock, on terms generally described at this meeting; and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, BARBARA M. JAPHA, STEPHEN E. BRILZ, and CHARLES J. BURDICK, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statements, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of August, 1995.


/s/ RICHARD D. McCormick
______________________________
Richard D. McCormick
Chairman of the Board, Chief
Executive Officer and President

EXHIBIT 24
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, Registration Statements including related prospectuses (all effectively referred to as the "Registration Statements") on Forms S-3 and S_8 for the registration of U S WEST Communications Group Common Stock and U S WEST Multimedia Group Common Stock, on terms generally described at this meeting; and

     WHEREAS, each of the undersigned is a Director of the Company;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, BARBARA M. JAPHA, STEPHEN E. BRILZ, and CHARLES J. BURDICK, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statements, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of August, 1995.



/s/ RICHARD CHENEY        /s/ SHIRLEY M.HUFSTEDLER
Richard Cheney            Shirley M. Hufstedler

/s/ REMEDIOS DIAZ-OLIVER  /s/ ALLEN F. JACOBSON
Remedios Diaz-Oliver      Allen F. Jacobson

/s/ GRANT A. DOVE         /s/ MARILYN CARLSON NELSON
Grant A. Dove             Marilyn Carlson Nelson

/s/ ALLAN D. GILMOUR                /s/ FRANK POPOFF
Allan D. Gilmour          Frank Popoff